Subsequent Events	1 Months Ended
Jun. 30, 2023
Subsequent Events
Subsequent Events

Note 8. Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through September 6, 2023, the date of issuance. There are no subsequent events to disclose except for the following:

On July 1, 2023, a share purchase and sale agreement (the “Purchase and Sale Agreement”) was made and entered into, by and among Golub Capital Private Credit Fund (“GCRED”), GCP HS Fund, GCP CLO Sub and GC Advisors LLC. Pursuant to the Purchase and Sale Agreement, GCRED acquired all of the assets and liabilities of the Fund through the purchase of 100% of the beneficial interests in the Fund, and 100% of the subordinated notes issued by the GCP Warehouse Credit Facility.